EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Movado Group, Inc. (the “Company”) for the quarter ended July 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) the undersigned hereby certifies, in the capacity indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2012	/s/ Efraim Grinberg
Efraim Grinberg
Chairman of the Board of Directors and Chief Executive Officer